GHS 100 Energy Conference GHS 100 Energy Conference Joseph M. Bennett EVP & Chief IRO June 25, 2013 June 25, 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement.
Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy;
significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
TIDEWATER
601 Poydras Street, Suite 1500
New Orleans, LA 70130
Phone: 504.568.1010 | Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com

Key Takeaways
Key Takeaways
•
Focus on safety, compliance & operating excellence
•
“The Tide is Turning”– continued improvement in
working rig count is positively impacting deepwater and
jackup support vessels globally
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest OSV fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to continue to act upon
available opportunities, such as recent Troms
acquisition

Safety Record Rivals Leading Companies 4

Working Offshore Rig Trends Working Offshore Rig Trends Source: ODS-Petrodata Note: 46 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 707 in mid-June 2013. 5

Drivers of our Business
Drivers of our Business
“Peak to Present”
“Peak to Present”
Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
June
2013
Working Rigs
603 538 707
Rigs Under
Construction
186 118 214
OSV Global
Population
2,033 2,599 2,981
OSV’s Under
Construction
736 367 450
OSV/Rig Ratio
3.37 4.83 4.22

Source: ODS-Petrodata and Tidewater
As of May 2013, there are approximately 468 additional AHTS and PSV’s
(~16% of the global fleet) under construction.
Global fleet is estimated at 2,952 vessels, including ~750 vessels that are 25+ yrs old (26%).

The Worldwide OSV Fleet
The Worldwide OSV Fleet
(Includes (Includes AHTS AHTS and and PSVs PSVs only) only)
Estimated as of mid-June 2013

Tidewater’s Active Fleet Tidewater’s Active Fleet As of March 31, 2013 As of March 31, 2013 Year Built 8

Vessel Population by Owner Vessel Population by Owner (AHTS and PSVs only) (AHTS and PSVs only) Estimated as of mid-June 2013 Source: ODS-Petrodata and Tidewater 9

History of Earnings Growth and
Solid Through-Cycle Returns
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.

Global Strength
Global Strength
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Better utilization
Higher day rates
Solid customer base of NOC’s and IOC’s

Our Global Footprint
Our Global Footprint
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels - as of 3/31/13)
In 4Q FY 2013, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

The Largest Modern OSV
The Largest Modern OSV
Fleet in the Industry
Fleet in the Industry
Vessel Count (2)
Total Cost (2)
Deepwater PSVs 88 $2,155m
Deepwater AHTSs 11 $358m
Towing Supply/Supply 109 $1,632m
Other 56 $285m
TOTALS: 264 $4,430m
(1)
.
At 3/31/13, 231 new vessels were in our fleet with ~6.2 year average age
Vessel Commitments
Jan. ’00 – March ‘13
(1) $3,830m (86%) funded through 3/31/13
(2) Vessel count and total cost is net of 24 vessel dispositions ($222m of original cost)

….. and More to Come
….. and More to Come
Count
Deepwater PSVs 21
Deepwater AHTSs -
Towing Supply/Supply 6
Other 5
Total 32
Vessels Under Construction*
As of March 31, 2013
Estimated delivery schedule – 11 in FY ’14, 15 in FY ’15 and 6 thereafter.
CAPX of $311m in FY ’14, $219m in FY ‘15  and $69m in FY ’16.

Strong Financial Position
Strong Financial Position
Provides Strategic Optionality
Provides Strategic Optionality
As of March 31, 2013
Cash & Cash Equivalents $41 million
Total Debt $1,000 million
Shareholders Equity $2,562 million
Net Debt / Net Capitalization 27%
Total Debt / Capitalization 28%
~$380 million of available liquidity as of 3/31/13, including $340 million of unused capacity under committed bank credit facilities.

Total Revenue and Margin Total Revenue and Margin Fiscal 2008-2013 Fiscal 2008-2013 Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses 16

New Vessel Trends by Vessel Type New Vessel Trends by Vessel Type Deepwater PSVs Deepwater PSVs $138 million, or 43%, of Vessel Revenue in Q4 Fiscal 2013 17

$114 million, or 35%, of Vessel Revenue in Q4 Fiscal 2013 New Vessel Trends by Vessel Type New Vessel Trends by Vessel Type Towing Supply/Supply Vessels Towing Supply/Supply Vessels 18

Potential for Future
Potential for Future
Earnings Acceleration
Earnings Acceleration
Average Day rates
$17,458
*
$19,204
(+ 10%)
$21,124
(+ 10%)
83.8%*
85.0%
90.0%
~$4.95
EPS
~$7.45
EPS
~$12.25
EPS
283 vessel assumption (231 current new vessels + 32 under construction + 20 additional new vessels next  year).
* 3/31/13 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$500M+
EBITDA
+$650M
EBITDA
+$930M
EBITDA

GHS 100 Energy Conference GHS 100 Energy Conference Joseph M. Bennett EVP & Chief IRO June 25, 2013 June 25, 2013

Appendix Appendix 21

Fleet Renewal & Expansion Funded
Fleet Renewal & Expansion Funded
by CFFO through Fiscal 2013
by CFFO through Fiscal 2013
Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively

$29 million, or 9%, of Vessel Revenue in Q4 Fiscal 2013 New Vessel Trends by Vessel Type New Vessel Trends by Vessel Type Deepwater AHTS Deepwater AHTS 23

New Fleet Driving Results New Fleet Driving Results Vessel Revenue ($) Average Fleet Count 229 Average Active New Vessels in Q4 2013 $325 million Vessel Revenue in Q4 2013 (93% from New Vessels) 24

Cyclical Upturn should
Cyclical Upturn should
Drive Margin Expansion
Drive Margin Expansion
Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$139 million Vessel Margin in Q4
FY2013 (99% from New Vessels)
Q4 FY2013 Vessel Margin: 43%

Vessel Utilization by Segment Vessel Utilization by Segment 26

Vessel Dayrates by Segment
Vessel Dayrates by Segment
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates.

Current Revenue Mix
Current Revenue Mix
Quality of Customer Base
Quality of Customer Base
Super Majors
38%
NOC's
21%
Others
41%
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue

Financial Strategy Focused on
Financial Strategy Focused on
Creating Long-Term
Creating Long-Term
Shareholder Value
Shareholder Value
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results